Exhibit 99

Other Joint Filers:

JRG Seven LLC
The Edgar M. Bronfman Non-IBD Trust A under the 1942 EMBT Donation dated
  May 1, 1942
The Edgar M. Bronfman Non-IBD Trust B under the 1942 EMBT Donation dated
  May 1, 1942
The Edgar M. Bronfman Non-IBD Trust C under the 1942 EMBT Donation dated
  May 1, 1942
The Edgar M. Bronfman Non-IBD Trust D under the 1942 EMBT Donation dated
  May 1, 1942
The Edgar M. Bronfman Non-IBD Trust E under the 1942 EMBT Donation dated
  May 1, 1942
The Edgar M. Bronfman Non-IBD Trust F under the 1942 EMBT Donation dated
  May 1, 1942
The Edgar M. Bronfman Non-IBD Trust G under the 1942 EMBT Donation dated
  May 1, 1942

Address:
c/o Holtz Rubenstein Remnick LLP
1430 Broadway, 17th Floor
New York, NY 10018

Designated Filer:
Matthew Bronfman
Issuer & Ticker Symbol:
James River Group, Inc. ("JRVR")
Date of Event Requiring Statement:
August 12, 2005


Of the 1,741,413 shares of Common Stock of the Issuer reported on this Form 4, 1,632,688 are held of record by JRG Seven LLC (the "JRG Seven Securities"). As the manager of JRG Seven LLC, Matthew Bronfman may be deemed to be the beneficial owner of such JRG Seven Securities of the Issuer.

JRG Seven LLC is a Delaware limited liability company, the members of which are The Edgar M. Bronfman Non-IBD Trust A under the 1942 EMBT Donation dated May 1, 1942, The Edgar M. Bronfman Non-IBD Trust B under the 1942 EMBT Donation dated May 1, 1942, The Edgar M. Bronfman Non-IBD Trust C under the 1942 EMBT Donation dated May 1, 1942, The Edgar M. Bronfman Non-IBD Trust D under the 1942 EMBT Donation dated May 1, 1942, The Edgar M. Bronfman Non-IBD Trust E under the 1942 EMBT Donation dated May 1, 1942, The Edgar M. Bronfman Non-IBD Trust F under the 1942 EMBT Donation dated May 1, 1942 and The Edgar M. Bronfman Non-IBD Trust G under the 1942 EMBT Donation dated May 1, 1942 (collectively, the "Trusts"). Each of the Trusts may be deemed to share beneficial ownership of the JRG Seven Securities. The Trusts disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein.


Each Reporting Person, other than JRG Seven LLC with respect to the JRG Seven Securities, and Matthew Bronfman with respect to the securities of the Issuer reported as this Form 3 as being directly beneficially owned by him,, disclaims beneficial ownership of these securities, except to the extent of his or its pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise, the Reporting Persons, other than JRG Seven LLC and Matthew Bronfman to the extent discussed in the previous sentence, are the beneficial owners of such equity securities.

Signatures of Reporting Persons:


            *
-----------------------------
JRG Seven LLC

*By: /s/ Mathew Bronfman
     ----------------------------
     Matthew Bronfman, as Manager
     Date: August 16, 2005


            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust A under the 1942 EMBT Donation dated
  May 1, 1942

            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust B under the 1942 EMBT Donation dated
  May 1, 1942

            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust C under the 1942 EMBT Donation dated
  May 1, 1942

            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust D under the 1942 EMBT Donation dated
  May 1, 1942

            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust E under the 1942 EMBT Donation dated
  May 1, 1942

            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust F under the 1942 EMBT Donation dated
  May 1, 1942

            *
--------------------------------------------------------------------------------
The Edgar M. Bronfman Non-IBD Trust G under the 1942 EMBT Donation dated
  May 1, 1942

*By:  /s/ Mathew Bronfman
      ----------------------------
      Matthew Bronfman, as Trustee
      Date:  August 16, 2005